EXHIBIT 24.1









                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement Files No. 33-35050 and No. 33-47172.






Milwaukee, Wisconsin,
March 17, 1995                                             ARTHUR ANDERSEN LLP



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